UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported): March 19, 2013

HealthWarehouse.com, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-13117	22-2413505
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7107 Industrial Road
Florence, Kentucky	41042
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 618-0911

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On March 19, 2013, Lalit Dhadphale, President and Chief Executive Officer of Healthwarehouse.com, Inc. (the “Company”), gave a presentation describing the Company and its business operations at the 25th Annual ROTH Conference in Laguna Nigel, California. The slides from this presentation are attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Slide Presentation delivered at the ROTH Conference on March 19, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 19, 2013	HEALTHWAREHOUSE.COM, INC.

	By:	/s/ Lalit Dhadphale
Lalit Dhadphale
President and Chief Executive Officer